                                                                 EXHIBIT 10.13


                 AMENDMENT AND WAIVER NO. 1 TO CREDIT AGREEMENT


          AMENDMENT AND WAIVER NO. 1 (this "Amendment"), dated as of March 28, 1997, among ADVANCED MEDICAL, INC., a Delaware corporation ("Advanced Medical"), IVAC HOLDINGS, INC., a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), BANKERS TRUST COMPANY, as Administrative Agent and as a Syndication Agent and BANQUE PARIBAS, as Documentation Agent (together with Bankers Trust Company in its capacity as Administrative Agent, the "Agents") and as a Syndication Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :


          WHEREAS, Advanced Medical, the Borrower, the Banks and the Agents are parties to the Credit Agreement, dated as of November 26, 1996 (as modified, supplemented and amended to the date hereof, the "Credit Agreement");

          WHEREAS, Advanced Medical and the Borrower have requested, and the Banks party hereto are willing (subject to the terms and conditions hereof) to grant, a waiver in connection with certain covenants contained in the Credit Agreement, and further the parties hereto wish to amend the Credit Documents as set forth below;


          NOW THEREFORE, it is agreed:

          1. On the Amendment Effective Date (as defined below), the Banks hereby waive compliance by the Borrower with the provision set forth in Section 7.01(a) of the Credit Agreement solely with respect to the fiscal months ending on December 31, 1996, January 31, 1997 and February 28, 1997.


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          2.   On the Amendment Effective Date, Section 7.01(a) of the Credit
Agreement is hereby amended by inserting at the end of such Section, immediately following the word "footnotes" the following proviso:

          , PROVIDED that (i) for the fiscal month ended on December 31, 1996 and for the two month period ended on February 28, 1997, such reports shall be furnished to each Bank within 120 days after the fiscal year ended on December 31, 1996,
          (ii) thereafter, for each fiscal month ending in March, June and September, such reports shall be furnished to each Bank within 55 days after the end of such fiscal month and (iii) for each fiscal month ending in December (other than December 31, 1996), such reports shall be furnished to each Bank within 100 days after the end of such fiscal month.

          3. On the Amendment Effective Date, Section 7.01(b) of the Credit Agreement is hereby amended by inserting at the end of such Section, immediately following the word "footnotes" the following proviso:


          , PROVIDED that (i) for the quarterly accounting period ending on December 31, 1996, such statements shall be furnished to each Bank within 120 days after the close of such quarterly accounting period and (ii) thereafter, for each quarterly accounting period ending in December, such statements shall be furnished to each Bank within 100 days after the close of such quarterly accounting period.

          4. On the Amendment Effective Date, Section 7.01(c) of the Credit Agreement is hereby amended by inserting at the end of such Section, immediately following the word "thereof" the following proviso:

          , PROVIDED that for the fiscal year ended on December 31, 1996, such annual statements shall be furnished to each Bank within 120 days after the end of such fiscal year.

          5. On the Amendment Effective Date, Section 7.01(d) of the Credit Agreement is hereby amended by replacing the phrase "90 days" therein with the phrase "120 days".

                                      -2-

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          6.   On and after the Amendment Effective Date, Section 7.03 of the
Credit Agreement is hereby amended by deleting in its entirety therein, the phrase "on each date on which financial statements are delivered pursuant to
Section 7.01(c)" and inserting in lieu thereof the phrase, "within 120 days after the close of each fiscal year".

          7.   On the Amendment Effective Date, the definition of "Net Worth" in
Section 10 of the Credit Agreement is hereby amended by inserting at the end of such definition immediately following the words "treasury stock" therein the following phrase:

          , after tax adjustments for purchase accounting and the after tax effect of non-cash restructuring charges in connection with the IVAC Merger and the IMED Merger.

          8. In order to induce the Agents and the Banks to enter into this Amendment, Advanced Medical and the Borrower hereby represent and warrant that
(x) no Default or Event of Default exists on the Amendment Effective Date (as defined below) after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents shall be true and correct in all material respects on the date hereof and on the Amendment Effective Date (as defined below) with the same effect as though such representations and warranties had been made on and as of such date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          9. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Advanced Medical, the Borrower and the Agents.

          11. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                      -3-

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          12.  This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when each of Advanced Medical, the Borrower, the Agents and the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at its Notice Office.

                                      -4-

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          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                         ADVANCE MEDICAL, INC.


                         By    /s/ WILLIAM J. MERCER
                           --------------------------------
                           Name:   William J. Mercer
                           Title:  President and Chief Executive Officer



                         IVAC HOLDINGS, INC.


                         By    /s/ WILLIAM J. MERCER
                           --------------------------------
                           Name:   William J. Mercer
                           Title:  President and Chief Executive Officer



                         BANKERS TRUST COMPANY,
                             Individually and as Administrative Agent


                         By    /s/ MARY KAY COYLE
                           --------------------------------
                           Name:   Mary Kay Coyle
                           Title:  Managing Director

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                         BANQUE PARIBAS,
                              Individually and as Documentation Agent


                         By    /s/ (Illegible)
                           --------------------------------
                           Name:   (Illegible)
                           Title:  VPI Group Head


                         By    /s/ NANCI MEYER
                           --------------------------------
                           Name:   Nanci Meyer
                           Title:  AVP

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                         PARIBAS CAPITAL FUNDING


                         By    /s/ ERIC GREER
                           --------------------------------
                           Name:   Eric Greer
                           Title:  Director


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                         GENERAL ELECTRIC CAPITAL
                              CORPORATION


                         By    /s/ (Illegible)
                           --------------------------------
                           Name:   (Illegible)
                           Title:  Vice President

                         THE NIPPON CREDIT BANK, LTD.


                         By    /s/ CLIFFORD ABRAMSKY
                           --------------------------------
                           Name:   Clifford Abramsky
                           Title:  Senior Manager

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                         BANK OF MONTREAL


                         By    /s/ REBECCA D. KUNTZ
                           --------------------------------
                           Name:   Rebecca D. Kuntz
                           Title:  Director


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                         UNION BANK OF CALIFORNIA, N.A.


                         By    /s/ LYNN E. VINE
                           --------------------------------
                           Name:   Lynn E. Vine
                           Title:  Vice President


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                         UNITED STATES NATIONAL BANK OF
                              OREGON


                         By    /s/ DALE PARSHALL
                           --------------------------------
                           Name:   Dale Parshall
                           Title:  Assistant Vice President

                         PILGRIM AMERICA PRIME RATE TRUST


                         By    /s/ MICHAEL J. BACEVICH
                           --------------------------------
                           Name:   Michael J. Bacevich
                           Title:  Vice President

                         IBJ SCHRODER BANK & TRUST COMPANY


                         By
                           --------------------------------
                           Name:
                           Title:

                         MERRILL LYNCH SENIOR FLOATING RATE
                              FUND, INC.


                         By    /s/ ANTHONY R. CLEMENTE
                           --------------------------------
                           Name:   Anthony R. Clemente
                           Title:  Authorized Signatory


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                         ML CBO IV (CAYMAN) Ltd.

                         By:  Protective Asset Management, L.L.C., as
                              Collateral Manager


                         By    /s/ JAMES DONDERO CPA, CFA
                           --------------------------------
                           Name:   James Dondero CPA, CFA
                           Title:  President
                                   Protective Asset Management, L.L.C.

                         VAN KAMPEN AMERICAN CAPITAL PRIME
                              RATE INCOME TRUST


                         By    /s/ BRIAN W. GOOD
                           --------------------------------
                           Name:   Brian W. Good
                           Title:  Vice President

                         JACKSON NATIONAL LIFE INSURANCE
                              COMPANY

                         By: PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company


                         By    /s/ MICHAEL DI RE
                           --------------------------------
                           Name:   Michael DiRe
                           Title:  Managing Director/
                                   Head, High Yield Bank Loans


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                         CRESCENT/MACH I PARTNERS, L.P.

                         By:  TCW Asset Management Company, its
                              Investment Manager


                         By    /s/ (Illegible)
                           --------------------------------
                           Name:
                           Title:


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                         ALLSTATE LIFE INSURANCE COMPANY


                         By    /s/ (Illegible)
                           --------------------------------
                           Name:
                           Title:


                         By    /s/ (Illegible)
                           --------------------------------
                           Name:
                           Title:


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                         ING CAPITAL ADVISORS, INC., as Agent for
                              Bank Syndication Account


                         By    /s/ KATHLEEN A. LENARCIC
                           --------------------------------
                           Name:   Kathleen A. Lenarcic
                           Title:  Vice President & Portfolio Manager

                         OCTAGON CREDIT INVESTORS LOAN
                              PORTFOLIO (a unit of The Chase
                              Manhattan Bank)


                         By    /s/ ANDREW D. GORDON
                           --------------------------------
                           Name:   Andrew D. Gordon
                           Title:  Managing Director

                         INDOSUEZ CAPITAL FUNDING III, LIMITED

                         By:  Indosuez Capital, as Portfolio Advisor


                         By    /s/ FRANCOISE BERTHELOT
                           --------------------------------
                           Name:   Francoise Berthelot
                           Title:  Vice President

                         SENIOR DEBT PORTFOLIO

                         By:  Boston Management and Research, as
                              Investment Advisor


                         By    /s/ PAYSON F. SWAFFIELD
                           --------------------------------
                           Name:   Payson F. Swaffield
                           Title:  Vice President

                         PRIME INCOME TRUST


                         By    /s/ RAFAEL SCOLARI
                           --------------------------------
                           Name:   Rafael Scolari
                           Title:  V.P. Portfolio Manager

                         OCTAGON CREDIT INVESTORS LOAN
                              PORTFOLIO (a unit of The Chase
                              Manhattan Bank)


                         By
                           --------------------------------
                           Name:
                           Title:



                         INDOSUEZ CAPITAL FUNDING III, LIMITED

                         By:  Indosuez Capital, as Portfolio Advisor


                         By
                           --------------------------------
                           Name:
                           Title:



                         AMARA-1 FINANCE LTD.


                         By    ANDREW IAN WIGNALL
                           --------------------------------
                           Name:   Andrew Ian Wignall
                           Title:  Director



                         AMARA-2 FINANCE LTD.


                         By    ANDREW IAN WIGNALL
                           --------------------------------
                           Name:   Andrew Ian Wignall
                           Title:  Director